Class A:     GOIAX     Class B:     GOIBX     Class C:     GOICX     Institutional:     GOIIX     Service:     GOISX     Class IR:     GPITX

Class R:     GPIRX

Before you invest, you may want to review the Goldman Sachs Growth and Income Strategy Portfolio’s (the “Portfolio”) Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Portfolio’s Prospectus and SAI, both dated April 30, 2013, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 120 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-158 of the Portfolio’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None	None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses[2]	0.23%	0.23%	0.23%	0.07%	0.58%	0.23%	0.23%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.23%	0.23%	0.23%	0.07%	0.08%	0.23%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Portfolio Operating Expenses[3]	1.35%	2.10%	2.10%	0.94%	1.45%	1.10%	1.60%
Expense Limitation[4]	(0.04)%	(0.03)%	(0.04)%	(0.03)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Portfolio Operating Expenses After Expense Limitation[3]	1.31%	2.07%	2.06%	0.91%	1.41%	1.06%	1.56%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.

[3]

The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[4]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Portfolio’s average daily net assets, through at least April 30, 2014, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio. The differences in the “Expense Limitation” ratios across the share classes are the result of the effect of mathematical rounding on the daily accrual of expense reimbursements, particularly in respect of small share classes.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year.) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$952	$1,247	$2,085
Class B Shares
— Assuming complete redemption at end of period	$710	$956	$1,328	$2,241
— Assuming no redemption	$210	$656	$1,128	$2,241
Class C Shares
— Assuming complete redemption at end of period	$309	$655	$1,127	$2,432
— Assuming no redemption	$209	$655	$1,127	$2,432
Institutional Shares	$93	$298	$519	$1,156
Service Shares	$144	$456	$790	$1,736
Class IR Shares	$108	$347	$604	$1,341
Class R Shares	$159	$502	$869	$1,901

PORTFOLIO TURNOVER

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2012 was 47% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income and commodity investments through a managed-volatility approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 55% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Fund, and approximately 30% (which allocation could be increased by 30% or decreased by 25%) of its assets in the Underlying Fixed Income Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds; a relatively significant percentage of its fixed income allocation in the Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds; and all of its dynamic allocation to the Goldman Sachs Dynamic Allocation Fund.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

PRINCIPAL RISKS OF THE PORTFOLIO

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investment in the Portfolio involves substantial risks which prospective investors should consider carefully before investing.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/ or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Absence of Regulation. Certain of the Underlying Funds engage in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Call Risk. An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Commodity Sector Risk. Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector, and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Expenses Risk. Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), but also expenses of the Underlying Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause certain Underlying Funds to liquidate portfolio positions to satisfy their obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Liquidity Risk. The risk that an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). An Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Municipal Securities Risk. Municipal securities are subject to certain additional risks. An Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligations bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than “diversified” mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk. An Underlying Fund may engage in forward foreign currency transactions for speculative purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to an Underlying Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by the subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of the borrower’s credit quality rather than on any available independent sources. The ability of an Underlying Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ ask spreads and extended trade settlement periods. Although Senior Loans in which an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefit of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including an Underlying Fund, such as invalidation of Senior Loans.

Short Position Risk. An Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or by shorting a security directly. Taking short positions involves leverage of an Underlying Fund’s assets and presents various risks. If the price of the underlying instrument or market on which an Underlying Fund has taken a short position increases, then the

6        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Underlying Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.

Small Cap Risk. Investments in small capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Sovereign Risk. An issuer of non-U.S. sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Risk. The tax treatment of certain of an Underlying Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income for any gains and distributions made by an Underlying Fund.

Treasury Inflation Protected Securities (“TIPS”) Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of the Prospectus is provided beginning on page 74 of the Prospectus.

PERFORMANCE

The bar chart at right and table on the following page provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Growth and Income Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the components of the Growth and Income Strategy Composite Index changed from the Barclays U.S. Aggregate Bond Index (40%), the S&P 500 Index (30%), and the MSCI EAFE Index (30%) to a blend of the Barclays Global Aggregate Bond Index (40%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (60%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

7        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2012	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	6.24%	-0.68%	6.08%	4.01%
Returns After Taxes on Distributions	5.59%	-1.54%	5.14%	2.97%
Returns After Taxes on Distributions and Sale of Portfolio Shares	4.30%	-0.97%	4.90%	2.94%
Class B Shares (Inception 1/2/98)
Returns Before Taxes	6.41%	-0.70%	6.02%	3.98%
Class C Shares (Inception 1/2/98)
Returns Before Taxes	10.41%	-0.30%	5.88%	3.62%
Institutional Shares (Inception 1/2/98)
Returns Before Taxes	12.69%	0.84%	7.10%	4.82%
Service Shares (Inception 1/2/98)
Returns Before Taxes	12.13%	0.34%	6.57%	4.29%
Growth and Income Strategy Composite Index	12.05%	2.16%	7.27%	5.56%
MSCI® ACWI Index (unhedged) (reflects no deduction for fees or expenses)	16.08%	-1.16%	8.10%	4.59%
Barclays Global Aggregate Bond Index (hedged to USD) (reflects no deduction for fees, expenses or taxes)	5.70%	5.27%	4.76%	5.27%
Growth and Income Strategy Composite Index (prior to June 29, 2012)	11.97%	2.45%	6.25%	5.07%
MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	17.85%	-3.21%	8.69%	4.79%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.94%	5.18%	5.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.96%	1.66%	7.09%	4.47%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	12.62%	0.65%	N/A	0.49%
Class R Shares (Inception 11/30/07)
Returns	12.12%	0.20%	N/A	0.04%
Growth and Income Strategy Composite Index	12.05%	2.16%	N/A	2.01%
MSCI® ACWI Index (unhedged) (reflects no deduction for fees or expenses)	16.08%	-1.16%	N/A	-1.35%
Barclays Global Aggregate Bond Index (hedged to USD) (reflects no deduction for fees, expenses or taxes)	5.70%	5.27%	N/A	5.23%
Growth and Income Strategy Composite Index (prior to June 29, 2012)	11.97%	2.45%	N/A	2.25%
MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	17.85%	-3.21%	N/A	-3.59%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.94%	N/A	5.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.96%	1.66%	N/A	1.49%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2006.

BUYING AND SELLING PORTFOLIO SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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